                March 16, 2022    To Sarah Glickman    Re : Amendment to Offer of Employment of August 28, 2020    Dear Sarah:   This letter amends the offer letter previously signed by you, dated August 27, 2020, as amended on  April 1st, 2021 (the “Offer Letter”), to clarify certain terms relating to the acceleration of vesting upon  a Change of Control followed by an Involuntary Termination and ensure consistent  language across  the agreements with certain executive officers. Except as specifically set forth below, all provisions of  the Offer Letter will remain in full force and effect and all capitalized terms used herein that are not  otherwise defined will have the meanings in the Offer Letter.  Section 1.3  in  the Offer Letter under  the header “Acceleration of Vesting Based upon a Change  in  Control Followed Involuntary Termination” will be amended as follows:   Add  the  following  language:    “(but,  in  such  event,  any  unvested  RSUs  or  PSUs will  continue  to  vest  as  if  you  remained  employed with Company  for up  to  twelve  (12)  months following such Involuntary Termination)”  after:  “…which prohibit the acceleration or shortening of the minimum vesting period  of one year will continue to apply, such that no RSUs or PSUs granted within the one‐ year period prior to the Termination Date will vest hereunder”  and before:  “, and (y) any PSUs or RSUs that may become so vested …”    [Signature Page Follows]  DocuSign Envelope ID: E233F8F3-AA17-4F84-9DCF-2EB681625B0C

              I have read and accept this amendment to the Offer Letter:      By : _____________________ Date: _____________________          Sarah Glickman    Acknowledged and Agreed  CRITEO CORP      By : _____________________ Date: _____________________          Ryan Damon    DocuSign Envelope ID: E233F8F3-AA17-4F84-9DCF-2EB681625B0C 2022-03-17 2022-03-16